   HUFFY
CORPORATION                                                      Exhibit 10.k

                                               SECTION: HUMAN RESOURCES

                                               POLICY NO.:     128 (RESTRICTED)

                                               ISSUE DATE:     01/02/02

                                               SUPERSEDES:     01/03/01


-------------------------------------------------------------------------------

SUBJECT:     PERFORMANCE INCENTIVE PLAN - 2002 - REVISED

POLICY

PERFORMANCE INCENTIVE PLANS ARE DEVELOPED AND ADMINISTERED TO PROVIDE APPROPRIATE LEVELS OF INCENTIVE AND REWARD FOR IDENTIFIED PARTICIPANTS TO MEET OR EXCEED ANNUAL PROFIT PLANS. PERFORMANCE INCENTIVES ARE A KEY ELEMENT IN HUFFY'S TOTAL COMPENSATION PROGRAMS WHICH ARE ESSENTIAL TO ATTRACTING, DEVELOPING AND RETAINING THE RIGHT TALENT FOR THE SUCCESS OF THE CORPORATION.

PAYMENTS WILL GENERALLY BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, PERFORMANCE MEASURED AGAINST INDIVIDUAL OBJECTIVES.

SUBJECT TO THE AUTHORITY OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS AS TO DISCRETIONARY AWARDS AS MAY BE RECOMMENDED BY THE HUFFY CORPORATION CHAIRMAN, PRESIDENT AND C.E.O., NO INCENTIVE PAYMENTS WILL BE MADE TO ANY PLAN PARTICIPANTS UNLESS THE CORPORATION AS A WHOLE IS PROFITABLE.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

I.   BASIS AND LEVEL OF FINANCIAL AWARDS


                                                                            FINANCIAL INCENTIVE OPPORTUNITY
                                                                             AS A % OF ACTUAL BASE SALARY
                                                                          -----------------------------------
                                                                           THRESH        TARGET           MAX
                                                                           ------        ------           ---


    A.   CHAIRMAN
         Corporate E.P.S. vs. PP                                            8.13%        32.50%        65.00%
         Corporate RONA vs. PP                                              4.06%        16.25%        32.50%
         Cash Flow vs. PP                                                   4.06%        16.25%        32.50%
                                                                            -----        ------        ------
                                                                           16.25%        65.00%       130.00%
    B.   OTHER CORPORATE OFFICERS
         Corporate E.P.S. vs. PP                                            3.00%        12.00%        24.00%
         Corporate RONA vs. PP                                              1.50%         6.00%        12.00%
         Cash Flow vs. PP                                                   1.50%         6.00%        12.00%
                                                                            -----         -----        ------
                                                                            6.00%        24.00%        48.00%
    C.   HUFFY COMPANY PRESIDENTS
         Huffy Company EBIT vs. PP                                          6.00%        12.00%        24.00%
         Huffy Company RONA vs. PP                                          3.00%         6.00%        12.00%
         Huffy Company Cash Flow vs. PP                                     3.00%         6.00%        12.00%
                                                                            -----         -----        ------
                                                                           12.00%        24.00%        48.00%




                                                                           THRESH        TARGET           MAX
                                                                           ------        ------           ---


    D.   HUFFY COMPANY STAFFS

         1.       HBC, HSC, HSF
                  Huffy Company RONA vs. PP                                 2.50%         5.00%        10.00%
                  Huffy Company EBIT vs. PP                                 5.00%        10.00%        20.00%
                  Huffy Company Cash Flow vs. PP                            2.50%         5.00%        10.00%
                                                                            -----         -----        ------
                                                                           10.00%        20.00%        40.00%

    E.   CORPORATE

         1.       Staff Positions
                  Corporate E.P.S. vs. PP                                    2.50%        10.00%       20.00%
                  Corporate RONA vs. PP                                      1.25%         5.00%       10.00%
                  Corporate Cash Flow vs. PP                                 1.25%         5.00%       10.00%
                                                                             -----         -----       ------
                                                                             5.00%        20.00%       40.00%

         2.       Other Corporate Salaried

                  EXEMPT POSITIONS
                  Corporate E.P.S. vs. PP                                    1.00%         4.00%        8.00%
                  Corporate RONA vs. PP                                       .50%         2.00%        4.00%
                  Cash Flow vs. PP                                            .50%         2.00%        4.00%
                                                                              ----         -----        -----
                                                                             2.00%         8.00%       16.00%

                  NON-EXEMPT POSITIONS
                  Corporate E.P.S. vs. PP                                     .63%         2.50%        5.00%
                  Corporate RONA vs. PP                                       .31%         1.25%        2.50%
                  Cash Flow vs. PP                                            .31%         1.25%        2.50%
                                                                              ----         -----        -----
                                                                             1.25%         5.00%       10.00%


    F.   HUFFY RESOURCE CENTER (HRC)

         1.       Staff Positions
                  Corporate E.P.S. vs. PP                                    2.50%        10.00%       20.00%
                  Corporate RONA vs. PP                                      1.25%         5.00%       10.00%
                  Corporate Cash Flow vs. PP                                 1.25%         5.00%       10.00%
                                                                             -----         -----       ------
                                                                             5.00%        20.00%       40.00%

                                                                   Page 2 of 12


                                                                            THRESH        TARGET          MAX
                                                                            ------        ------          ---

         2.  Other Staff Positions
             Consolidated EBIT vs. PP                                        3.00%        12.00%       24.00%
             Consolidated RONA vs. PP                                        1.50%         6.00%       12.00%
             Consolidated Cash Flow vs. PP                                   1.50%         6.00%       12.00%
                                                                             -----         -----       ------
                                                                             6.00%        24.00%       48.00%

         3.  Company Specific Exempt
             Huffy Company EBIT vs. PP                                       2.50%         5.00%       10.00%
             Huffy Company RONA vs. PP                                       1.25%         2.50%        5.00%
             Huffy Company Cash Flow vs. PP                                  1.25%         2.50%        5.00%
                                                                             -----         -----        -----
                                                                             5.00%        10.00%       20.00%

         4.  Other HRC Exempt
             Consolidated EBIT vs. PP                                        1.25%         5.00%       10.00%
             Consolidated RONA vs. PP                                         .63%         2.50%        5.00%
             Consolidated Cash Flow vs. PP                                    .62%         2.50%        5.00%
                                                                              ----         -----        -----
                                                                             2.50%        10.00%       20.00%

         5.  HRC Non-Exempt  (Still pending for 2002)
             Consolidated EBIT vs. PP                                         .63%         2.50%        5.00%
             Consolidated RONA vs. PP                                         .31%         1.25%        2.50%
             Consolidated Cash Flow vs. PP                                    .31%         1.25%        2.50%
                                                                              ----         -----        -----
                                                                             1.25%         5.00%       10.00%

    G.       OTHER SALARIED

             NOTE: RELATED INCENTIVE PLANS EXIST FOR CERTAIN ADDITIONAL PERSONNEL. THE MOST CURRENT VERSION OF WHICH ARE ON FILE WITH VP HUMAN RESOURCES, VP GENERAL COUNSEL & SECRETARY AND VP FINANCE, CFO & TREASURER, AND COMPANY PRESIDENTS.

                                                                            THRESH        TARGET          MAX
                                                                            ------        ------          ---

         1.  Huffy Company Exempt

             Huffy Company EBIT vs. PP                                       2.50%         5.00%       10.00%
             Huffy Company RONA vs. PP                                       1.25%         2.50%        5.00%
             Huffy Company Cash Flow vs. PP                                  1.25%         2.50%        5.00%
                                                                             -----         -----        -----
                                                                             5.00%        10.00%       20.00%





                                                                            THRESH        TARGET          MAX
                                                                            ------        ------          ---

         2.  ASD

             EXEMPT (EXCLUDING PRESIDENT)
             ASD EBIT vs. PP                                                 5.00%        10.00%       20.00%
                                                                             -----         -----       ------
                                                                             5.00%        10.00%       20.00%

               NON-EXENOT
               ASD EBIT vs. PP                                               2.50%         5.00%       10.00%
                                                                             -----         -----       ------
                                                                             2.50%         5.00%       10.00%

         3.  Huffy Company Non-Exempt

             HBC
             Huffy Company EBIT vs. PP                                        .84%         1.67%        3.34%
             Huffy Company RONA vs. PP                                        .83%         1.67%        3.33%
             HBC Cash Flow vs. PP                                             .83%         1.66%        3.33%
                                                                              ----         -----        -----
                                                                             2.50%         5.00%       10.00%
             HSC
             Huffy Company EBIT vs. PP                                        .67%         1.34%        2.67%
             Huffy Company RONA vs. PP                                        .67%         1.33%        2.67%
             HSC Cash Flow vs. PP                                             .66%         1.33%        2.66%
                                                                              ----         -----        -----
                                                                             2.00%         4.00%        8.00%


II. Huffy Company Presidents, in lieu of financial bonus criteria otherwise specified for bonus eligible personnel in this Policy 128 and related supplements, may specify not more than two other pre-approved documented bonus measures totaling a maximum of 50% of any individual's financial bonus opportunity. Such measures must be specific and quantifiable criteria and be explicitly part of the Huffy Company's profit plan. They must be documented, including award scales, and approved by Company President and the Vice President Human Resources prior to the beginning of the award year for which they are applicable.


III.  AWARD SCALES(1)

     FOR HUFFY COMPANY PARTICIPANTS,
     COMPANY SPECIFIC HRC PARTICIPANTS
     HUFFY COMPANY RONA, EBIT                                   % of Targeted
     AND CASH FLOW VS. PLAN                                    Award Earned(2)
     ----------------------                                    ---------------

         Under 90%                                                    -0-
               90% Threshold                                           50
               95%                                                     75
              100% Target                                             100
              105%                                                    133 1/3
              110%                                                    166 2/3
              115% Maximum                                            200


     FOR CORPORATE OFFICE PARTICIPANTS,
     CORPORATE NON-EXEMPT PARTICIPANTS
     AND HRC STAFF POSITIONS
     CORPORATE RONA, EPS AND                                    % of Targeted
     CASH FLOW VS. PLAN                                        Award Earned(2)
     ------------------                                        ---------------
       Under   85%                                                    -0-
               85% Threshold                                           25
               90%                                                     50
               95%                                                     75
              100% Target                                             100
              110%                                                    150
              120% Maximum                                            200


     FOR OTHER HRC EXEMPT PARTICIPANTS,
     HRC NON-EXEMPT PARTICIPANTS
     AND OTHER HRC STAFF PARTICIPANTS
     CONSOLIDATED RONA, EBIT AND                                % of Targeted
     CASH FLOW VS. PLAN                                        Award Earned(2)
     ------------------                                        ---------------

       Under   85%                                                    -0-
               85% Threshold                                           25
               90%                                                     50
               95%                                                     75
              100% Target                                             100
              110%                                                    150
              120% Maximum                                            200

   (1) The scales are sliding. When actual performance falls between the points on the scale, it will be interpolated to the nearest 1/10th of 1% to determine the award level.

   (2) Percent of targeted award earned is used as a multiple of incentive target which varies by employee group. Refer to Section I.

IV.    POSITIONS COVERED

       A.  CORPORATE OFFICERS
           Chairman, President and CEO
           Vice President - Finance, CFO and Treasurer
           Vice President - Controller
           Vice President - General Counsel and Secretary

       B.  HUFFY COMPANY PRESIDENTS
           President and General Manager - HBC
           President and General Manager - HSC
           President and General Manager - HSF

       C.  HUFFY COMPANY STAFFS

                o       HBC
                        V.P. Asset Management
                        V.P. Operations
                        V.P. Sales & Marketing

                o       HSC
                        V.P. Worldwide Sourcing
                        V.P. Operations
                        V.P. Sales & Marketing

                        V.P. Product Engineering & Quality Assurance

                o       HSF
                        V.P. Operations
                        V.P. Sales
                        V.P. Strategic Planning & New Business Development

       D.  HRC STAFF POSITIONS
           Corporate Director Finance
           Corporate Manager Credit
           Vice President Group Controller

       E.  OTHER HRC STAFF POSITIONS
           Vice President Human Resources

       F.  HRC COMPANY SPECIFIC EXEMPT
           Director Finance at HBC, HSF, HSC
           Director Human Resources at HBC, HSF, HSC (TBD)
           Others as Approved by Company Presidents, V.P. Human Resources

       G.  EXEMPT SALARIED EMPLOYEES
           Corporate
           HBC
           HSC
           HSF
           HRC

       H.  NON-EXEMPT SALARIED EMPLOYEES
           Corporate
           HBC
           HSC
           HRC

V.       INDIVIDUAL PERSONAL OBJECTIVES
         *See E.6 below.

                                                Incentive Opportunity as a % of
                                                     Actual Base Salary
                                                     ------------------
                    Position                            Maximum Bonus
                    --------                            -------------

       A.  CHAIRMAN, PRESIDENT & CEO                         N/A

       B.  CORPORATE OFFICERS, HUFFY
           COMPANY PRESIDENTS, VICE
           PRESIDENT HR                                     12.0%

       C.  HUFFY COMPANY STAFF, HRC STAFF,
           VICE PRESIDENT GROUP CONTROLLER                  10.0%

       D.  CORPORATE SALARIED

           1.   Staff Level                                 10.0%
           2.   Other Exempt                                 4.0%
           3.   Non-Exempt                                    NA

       E. For those individuals who have a portion of their incentive measured on achievement of individual personal objectives, the following implementation procedure will be used:

            1. Each individual will develop calendar year objectives supporting the business and supervisor's objectives.

            2.   These objectives should have the following characteristics:

                 a) Not be equivalent to financial goals. (Objectives related to cost reduction or similar projects are appropriate.)

                 b) Objectives should be specific, measurable, meaningful, agreed to, realistic and time planned. (A project need not be completed in the calendar year if the objective defines a specific status in the project by calendar year end.)

                 c)       Process

                          1) The Chairman shall develop no more than 7 to 10
                             objectives.

                          2) Other Corporate Officers, Huffy Company Presidents,
                             Vice President Group Controller and Vice President Human Resources, shall each develop no more than 8 objectives.

                          3) Huffy Company Corporate Staff Level and Corporate
                             Exempt colleagues shall each develop no more than 4 to 6 objectives.

                 d) A "degree of difficulty" is to be assigned to each objective, in total equaling 100.

           3. The personal objectives and degrees of difficulty shall be jointly reviewed by the individual and his/her supervisor and agreement reached on the parameters outlined above. It is the supervisor's responsibility to ensure that there is consistency in the objectives and "degree of difficulty" among all his/her subordinates. (A MINIMUM one over one approval is required.)

           4. The personal objectives for each year will be developed by December 31 of the previous year and the results will be evaluated by January 15 of the following year. The participant shall evaluate his/her own results and then submit the evaluation to his/her supervisor who shall review and approve the evaluation. Final approval of results shall be made by the appropriate Huffy Company President or Corporate Officer. (A MINIMUM one over one approval is required.)

                  a) Objectives and results for all staff level employees will be submitted by Company Presidents and Corporate Officers to Chairman, Chief Executive Officer and President by the dates indicated, for approval.

             5. Each individual shall be informed by his/her supervisor of his/her final results after all above approvals have been secured.

             6. Payments for personal objectives results are conditioned upon the following criteria:

                                                                                  Payment for Results of Personal
                 Criteria                                                         Objectives
                 --------                                                         -------------------------------

                 a.       CORPORATE, HRC STAFF

                          Corporate E.P.S. less than 75% of Target                    None
                          E.P.S. for Corporate bonus purposes

                          Corporate E.P.S. at least 75%, but less                     Up to 50% of calculated maximum bonus
                          than 90%, of Target E.P.S. for Corporate
                          bonus purposes

                          Corporate E.P.S. 90% or greater of                          Up to 100% of calculated maximum
                          Target for Corporate bonus purposes                         bonus

                 b.       HUFFY COMPANIES

                          Huffy Company EBIT less than 75% of approved Huffy          None
                          Company Profit Plan

                          Huffy Company EBIT at least 75%, but                        Up to 50% of calculated maximum bonus
                          less than 90%, of approved Huffy
                          Company Profit Plan

                          Huffy Company EBIT 90% or greater of                        Up to 100% of calculated maximum
                          approved Huffy Company Profit Plan                          bonus

                 c.       HUFFY RESOURCE CENTER

                          Consolidated EBIT less than 75% of                          None
                          approved Huffy Profit Plan





                          Consolidated EBIT at least 75%, but                         Up to 50% of calculated maximum bonus
                          less than 90%, of approved Huffy
                          Profit Plan

                          Consolidated EBIT 90% or greater of                         Up to 100% of calculated maximum
                          approved Huffy Profit Plan                                  bonus

VI.  IMPLEMENTATION

        A.    ELIGIBILITY

              All covered salaried employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for full year incentive opportunity.

              1.  New Hires:    Employees starting AFTER the first business
                                day of the calendar year shall be eligible for the percentage of annual incentive opportunity shown below:

                                                       Percentage of Annual
                                Hire Date             Incentive Opportunity *
                                ---------             -----------------------
                                During 1st Quarter              75%
                                During 2nd Quarter              50%
                                During 3rd Quarter              25%
                                During 4th Quarter               0%

                 * For eligible non-exempt salaried employees, incentive opportunity will be based on actual base salary plus earned overtime during their full quarter(s) of employment.

               2. Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have incentive opportunity as follows:


                                                                  Calculation Based on Actual Base Salary
                                                                  ---------------------------------------
                                                                       Old Opp. Level    New Opp. Level
                                                                       --------------    -------------

                  Transferred, Promoted or Demoted
                      During 1st Quarter                                      25%              75%
                      During 2nd Quarter                                      50%              50%
                      During 3rd Quarter                                      75%              25%
                      During 4th  Quarter                                    100%               0%


                  Note: An employee promoted from a position not eligible for incentive opportunity to a position eligible for incentive opportunity will be eligible only for those quarters in which they held incentive eligible positions.

              3. Terminations: To be eligible to receive the Performance Incentive Plan payment for a calendar year, an employee must be on the active payroll at the time payment for that calendar year is made (i.e., the date the checks are issued).

              4. Death or Retirement: Employees who retired or died during or after the calendar year for which incentive is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for an incentive payment on basis of the following percentage of full incentive opportunity: retired or died during the calendar year in 1st Qtr - 25%; 2nd Qtr - 50%; 3rd Qtr - 75%; during or after 4th Qtr - 100%.

                  Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term Life Insurance Plan.

                  Exception to the eligibility requirements must be approved by the Chairman, Chief Executive Officer and President.

                  In the event of a major restructuring, Profit Plan goals will be modified to reflect the impact of the restructure adjustments; Performance Incentive Plan goals will not be modified, but will be measured on the pre-restructure Profit Plan.

   B.      PAYMENT           Except as otherwise specifically provided
                             by this Policy 128 or its Supplement, payment for Performance Incentive shall generally be annual, and shall generally occur in the first quarter of each year for the prior calendar year's results. NO payment under this Policy 128 may be made prior to the Board Compensation Committee's approval of awards.

   C.      CALCULATIONS      All incentive calculations will be rounded up to
                             the nearest $1.00 increment, provided employee is eligible for incentive and such incentive is approved.

   D.      DEFINITIONS

           ACTIVE PAYROLL is defined as receiving salary (excluding severance payments), as recorded on the Federal W-2 form, from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving salary (excluding severance payments), as defined above, are not considered on the active payroll.

        CONSOLIDATED RONA - Profit after tax after cost of plan plus tax affected interest expense divided by the twelve (12) month rolling average of total assets less current liabilities excluding all interest bearing debt.

        E.P.S. - Earnings per common share.

        HUFFY COMPANY RONA - EBIT, tax affected at the current profit plan tax rate, divided by the twelve (12) month rolling average of total assets other than cash less current liabilities excluding all interest bearing debt.

        EBIT - Earnings before interest and taxes.

        CASH FLOW - Cash Flow from operations, less capital expenditures, as approved by the Board of Directors in their review of the annual Profit Plan. The approved Profit Plan Cash Flow is to be adjusted after the beginning of the new year to reflect the actual prior year ending balance sheet.

        ACTUAL BASE SALARY - Employee's actual base salary as of December 31 of the calendar year for which incentive is calculated. For non-exempt salaried participants, earned overtime will also be included.

        PROMOTION - An increase of one or more salary grades from current salary grade.

        DEMOTION - A decrease of one or more salary grades from current salary grade.

        TRANSFER - A change in position with substantially different duties and responsibilities which may not constitute a promotion or demotion.

DISTRIBUTION OF THIS POLICY 128

Corporate Officers, Huffy Company Presidents, and Staff Level positions.


INTERPRETATION AND EXCEPTIONS

Interpretation and exceptions to this policy will be the responsibility of the Vice President Human Resources.


------------------------------------     -----------------------------------
Vice President - General Counsel and     Chairman, President and Chief Executive
Secretary                                Officer